STERLING CAPITAL CORPORATION
                   Report for the Year Ended December 31, 1997






                                    OFFICERS

     Walter Scheuer ........................  Chairman of the Board of Directors
     Wayne S. Reisner ......................  President
     Richard Kaufman .......................  Executive Vice President
     Michael Carey .........................  Treasurer
     Elizabeth Acton .......................  Secretary


                                    DIRECTORS

     Jay Eliasberg                                      Nathan Kingsley
     Arthur P. Floor                                    Archer Scherl
                                 Walter Scheuer


    Transfer Agent and Registrar                            Custodian

   Registrar and Transfer Company                          Citibank, N.A.
        10 Commerce Drive                                  120 Broadway
     Cranford, New Jersey 07016                      New York, New York  10271

             Auditors                                     General Counsel

      Stavisky, Knittle, Isaacs                            Skadden, Arps,
       & Dichek, C.P.A., P.C.                         Slate, Meagher & Flom
         342 Madison Avenue                             919 Third Avenue
       New York, New York 10173                      New York, New York 10022

                          STERLING CAPITAL CORPORATION
                               635 Madison Avenue
                              New York, N.Y. 10022

                                                       February 23, 1998

To our Shareholders:

         Despite an increase in volatility and a sharp price correction in October due to the Asian crisis, the equity market advanced sharply in 1997 with the S&P 500 Index and the Dow Jones Industrial Average increasing 31% and 23%, respectively. This followed strong gains in the previous two years and represented the first time in U.S. stock market history that increases in the major indices exceeded 20% for three consecutive years. The increase was fueled, at least in part, by individual investors who committed a record $232 billion to equity mutual funds. Bond prices, which had been weak earlier in the year in response to an increase in short-term interest rates by the Federal Reserve, rallied strongly in the fourth quarter due to lower than expected rates of inflation and a flight to quality in the form of dollar denominated fixed income securities. For the year, long-term Treasury bonds recorded a total return of nearly 15%.

         The economy turned in a solid performance last year with real GDP growth accelerating and the rate of inflation declining versus the prior year. The Consumer Price Index increased only 1.7% in 1997 and the Producers Price Index actually declined by 1.8%. These levels of inflation were the lowest experienced in more than ten years and occurred despite the fact that the economy was in its seventh year of an expansion. Although companies were limited in their ability to raise prices, gains in productivity combined with a continued emphasis on cost controls led to an above average rate of growth in corporate profits.

         Looking forward, the economic problems in Southeast Asia are expected to slow economic activity in the U.S. as our exports to that part of the world decline and as competition from imports increases. Despite this negative, the current strength in employment and wages and a high level of consumer confidence should enable the economy to avoid a recession. Moreover, some slowing in economic activity combined with the strong U.S. dollar should lead to a benign outlook for inflation and interest rates in the current year.

         Although valuation models for equities have not proven to be a reliable timing tool in recent years, it should be noted that the present level of valuation leaves little room for disappointment. Equities are currently trading at the highest level ever relative to book value and dividends. While the current P/E ratio is not at an all time high, it is 50% above its historical average. Given these factors and an expected slowdown in corporate profits, we believe that gains in stock prices are likely to be more modest in 1998 than those achieved in the last three years. In terms of our equity portfolio, we have continued to focus on companies selling at lower price earnings multiples and valuations than the market generally as well as certain smaller companies that are not well followed and which we believe are inefficiently priced.
Sectors in which we have strong representation at present include telecommunications, financial services, technology, and real estate investment trusts. With the recent sharp decline in oil and gas prices, we anticipate finding additional values in the energy and related services sector. Consumer nondurables and healthcare stocks are currently underweighted in our portfolio primarily due to the high valuations in those sectors.

         We enclose a report of our Corporation's operations for the year ended December 31, 1997. The net asset value per share of the Corporation's Common Stock as at December 31, 1997 was $8.22, as compared with its net asset value at December 31, 1996 of $7.26 per share, in both instances giving effect to the Corporation's distributions to shareholders of $.037 per share paid on September 10, 1997 to shareholders of record at the close of business on August 27, 1997, and $.85 per share paid on January 22, 1998 to shareholders of record at the close of business on December 30, 1997. As at February 20, 1998 the unaudited net asset value per share was approximately $8.46.

         As at December 31, 1997 and February 20, 1998 the closing sales price for shares of the Corporation's Common Stock on the American Stock Exchange was $6.125 and $7.125, respectively. Thus, as at December 31, 1997 and February 20, 1998 the market price for the Corporation's shares represented discounts of approximately 25% and 16%, respectively, from the Corporation's net asset values at such dates.

         Certain of the Corporation's officers and directors and their associates may from time to time add to their investments in the Corporation's Common Stock by open market purchases or in private transactions. Since January 1, 1997 certain of the Corporation's officers and directors and their associates have purchased an aggregate of 70,000 shares of the Corporation's capital stock. Officers and directors of the Corporation currently own beneficially, directly or indirectly, an aggregate of 1,940,296 shares (77.6% of the outstanding shares) of the Corporation's capital stock, not including 101,000 shares (4.04% of the Corporation's outstanding shares) owned by certain associates of such persons with respect to which such officers and directors disclaim any beneficial interest.




                                                               Very truly yours,



                                                               Wayne S. Reisner
                                                               President

                              Report of Independent
                          Certified Public Accountants



To the Board of Directors and Shareholders of Sterling Capital Corporation



         We have audited the statement of assets and liabilities of Sterling Capital Corporation, including the portfolio of investments in securities, as of December 31, 1997, and the related statement of operations for the year then ended, and the statement of changes in net assets for each of the two years in the period then ended, as well as the supplementary information, included on page 17, for each of the five years in the period then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

         We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary information are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

         In our opinion, the financial statements and supplementary information referred to above present fairly, in all material respects, the financial position of Sterling Capital Corporation as of December 31, 1997, and the results of its operations for the year then ended, and the changes in net assets for each of the two years in the period then ended, as well as the supplementary information for each of the five years in the period then ended in conformity with generally accepted accounting principles.



                STAVISKY, KNITTLE, ISAACS & DICHEK, C.P.A., P.C.



New York, N.Y.
February 23, 1998

                          STERLING CAPITAL CORPORATION
                            INVESTMENTS IN SECURITIES
                             As at December 31, 1997


                                                     Number of       Market Value
                                                       Shares          (Note A)
                                                     ---------        ----------
Common and Preferred Stocks - 73.28%
Technology - 16.56%
 Parkervision Inc. * ......................           112,100         $2,031,813
 Avnet, Inc. ..............................             5,000            330,000
 Sun Microsystems, Inc. * .................             7,000            279,125
 Electronics for Imaging, Inc. * ..........            15,000            249,375
 Electronic Data Systems Corp. ............             5,000            219,687
 Cabletron Systems, Inc. * ................            10,000            150,000
 Seagate Technology * .....................             7,500            144,375
                                                                      ----------
                                                                      $3,404,375
                                                                      ----------

Telecommunication and Media - 14.96%
 Airtouch Communications Inc.* ............            17,000         $  706,563
 Viacom Inc. Cl A * .......................            15,000            613,125
 BCE, Inc. ................................            15,000            499,687
 SBC Communications Inc. ..................             5,000            366,250
 AT&T Corp. ...............................             5,000            306,563
 GTE Corp. ................................             5,000            261,250
 Tele-Communications Int'l Inc.* ..........            10,000            180,000
 Cellular Technical Services Inc.* ........            45,000            143,437
                                                                      ----------
                                                                      $3,076,875
                                                                      ----------

Financial Services  - 13.90%
 Mellon Bank Corp. ........................            12,000         $  727,500
 Chase Manhattan Corp. ....................             5,000            547,500
 MBIA, Inc. ...............................             6,000            400,875
 SunAmerica Inc. ..........................             9,000            384,750
 Long Island Bancorp ......................             5,000            248,125
 PartnerRe Ltd. ...........................             5,000            231,875
 Fleet Financial Group ....................             2,500            187,813
 Conseco Financing Trust Pfd. .............             5,000            129,375
                                                                      ----------
                                                                      $2,857,813
                                                                      ----------


* Non-income producing security


         The accompanying notes are an integral part of these statements

                          STERLING CAPITAL CORPORATION
                      INVESTMENTS IN SECURITIES - continued
                             As at December 31, 1997

                                                        Number of    Market Value
                                                         Shares         (Note A)
                                                        ---------     ----------
Real Estate and
Real Estate Investment Trusts - 9.73%
 Chateau Communities, Inc. ...................           15,630       $  492,345
 Camden Property Trust .......................           15,100          468,100
 Oasis Residential, Inc. .....................           10,000          223,125
 Amli Residential Properties Trust ...........           10,000          222,500
 United Dominion Realty Trust ................           15,000          209,063
 Catellus Development Corp. * ................           10,000          200,000
 Equity Residential Properties Trust Pfd C ...            5,000          134,687
 Capstead Mortgage Corp. .....................            2,500           49,844
                                                                      ----------
                                                                      $1,999,664
                                                                      ----------
Office Equipment and Services - 5.57%
 Norrell Corp. ...............................           15,000       $  298,125
 Ikon Office Solutions .......................            9,000          253,125
 Xerox Corp. .................................            3,000          221,625
 OfficeMax Inc. * ............................           15,000          213,750
 Danka Business Systems ......................           10,000          159,375
                                                                      ----------
                                                                      $1,146,000
                                                                      ----------
Healthcare - 4.76%
 Rhone Poulenc S.A. ADR ......................           10,386       $  458,931
 Rhone Poulenc Overseas LTD 8.125%
   Preferred Series A ........................           10,000          263,750
 Pharmacia & Upjohn, Inc. ....................            7,000          256,375
 Matria Healthcare, Inc. * ...................               40              225
                                                                      ----------
                                                                      $  979,281
                                                                      ----------
Energy & Related Services - 2.68%
 Occidental Petroleum Corp. ..................            7,500       $  219,844
 Global Marine Inc. * ........................            7,500          184,219
 Triton Energy Corp.* ........................            5,000          145,937
                                                                      ----------
                                                                      $  550,000
                                                                      ----------

* Non-income producing security


         The accompanying notes are an integral part of these statements

                          STERLING CAPITAL CORPORATION
                      INVESTMENTS IN SECURITIES - continued
                             As at December 31, 1997


                                                       Number of    Market Value
                                                        Shares         (Note A)
                                                       ---------     -----------
Automotive and Automotive Products - 1.80%
 Ford Motor Co. ..............................           5,000       $   242,813
 Goodyear Tire & Rubber Co. ..................           2,000           127,250
                                                                     -----------
                                                                     $   370,063
                                                                     -----------

Consumer Goods - 1.51%
 Chiquita Brands International, Inc. .........          10,000       $   163,125
 Kimberly-Clark Corp. ........................           3,000           147,937
                                                                     -----------
                                                                     $   311,062
                                                                     -----------

Transportation Services - 0.80%
 Ryder System Inc. ...........................           5,000       $   163,750
                                                                     -----------

Retail - 0.73%
 J C Penney Co., Inc. ........................           2,500       $   150,781
                                                                     -----------

Miscellaneous Securities - 0.28%
 Technology General Corp. *  ** ..............         292,600       $    58,520
                                                                     -----------


Total common and preferred stocks (cost $11,496,214)                 $15,068,184
                                                                     -----------

* Non-income producing security

** Investment in a company representing 5% or more of such company's outstanding voting securities (such company is defined as an "affiliated company" in Section 2(a)(2) of the Investment Company Act of 1940, as amended). This investment was purchased on February 7, 1969 at a cost of $266,000 and is valued at the average of the bid and ask prices in the over-the-counter market on December 31, 1997.



         The accompanying notes are an integral part of these statements



                          STERLING CAPITAL CORPORATION
                      INVESTMENTS IN SECURITIES - continued
                             As at December 31, 1997


                                                         Principal     Market Value
                                                          Amount         (Note A)
                                                        ----------     ----------
Commercial Paper - 12.40%
 Ford Motor Credit Co.
  5.83% due 1/5/1998 ..............................     $  350,000     $  350,000
 Ford Motor Credit Co.
  6.16% due 1/6/1998 ..............................        250,000        250,000
 General Motors Acceptance Corporation
  5.86% due 1/7/1998 ..............................        350,000        350,000
 General Electric Capital Corporation
  6.08% due 1/9/1998 ..............................        500,000        500,000
 General Motors Acceptance Corporation
  5.89% due 1/9/1998 ..............................        500,000        500,000
 General Motors Acceptance Corporation
  5.93% due 1/14/1998 .............................        600,000        600,000
                                                                       ----------
Total Commercial Paper (cost $2,550,000) ..........                    $2,550,000
                                                                       ----------

Corporate Bonds and Notes - 1.82%
 Stop and Shop Companies 9.75%
  senior subordinated note due 2/1/2002 ...........     $  150,000     $  167,531
 Caesar's World 8.875% senior
  subordinated note due 8/15/2002 .................        200,000        206,750
                                                                       ----------
Total corporate bonds and notes
      (cost $347,625) .............................                    $  374,281
                                                                       ----------

U.S. Government Obligations - 9.84%
 U.S. Treasury Note 5.125% due 2/28/1998 ..........     $  500,000     $  500,000
 U.S. Treasury Note 5.5% due 2/28/1999 ............        500,000        499,063
 U.S. Treasury Note 6.25% due 3/31/1999 ...........        250,000        251,797
 U.S. Treasury Note 6% due 8/15/1999 ..............        250,000        251,250
 U.S. Treasury Note 6% due 10/15/1999 .............        250,000        251,406
 U.S. Treasury Note 7% due 7/15/2006 ..............        250,000        269,922
                                                                       ----------
Total U.S. Government Obligations (cost $1,987,962)                    $2,023,438
                                                                       ----------



         The accompanying notes are an integral part of these statements

                          STERLING CAPITAL CORPORATION
                      INVESTMENTS IN SECURITIES - continued
                             As at December 31, 1997



                                                      Principal      Market Value
                                                        Amount         (Note A)
                                                      ----------     -----------
Government Agencies - 10.25%
 Federal Home Loan Mortgage Corp.
    6.625% due 6/4/2002 ........................     $   250,000     $   250,937
 Federal Home Loan Mortgage Corp.
    7% due 8/26/2004 ...........................         200,000         200,375
 Federal Home Loan Bank
    7.01% due 11/10/2005 .......................         200,000         200,250
 Federal National Mortgage Association
    8% due 6/15/2006 ...........................         200,000         202,125
 Federal Home Loan Mortgage Corp.
   Step-Up Notes 7.2% due 8/7/2006 .............         200,000         202,125
 Federal Home Loan Mortgage Corp.
    7.29% due 2/26/2007 ........................         200,000         199,813
 Federal Home Loan Mortgage Corp.
    7% due 7/23/2007 ...........................         200,000         199,750
 Federal Home Loan Mortgage Corp.
    Step-Up Notes 6.5% due 10/15/2007 ..........         400,000         401,875
 Federal National Mortgage Association
    7% due 12/10/2007 ..........................         250,000         250,000
                                                                     -----------
Total Government Agencies (cost $2,099,500) ....                     $ 2,107,250
                                                                     -----------

Total Investments (cost $18,481,301) ...........                     $22,123,153
                                                                     -----------





         The accompanying notes are an integral part of these statements

                          STERLING CAPITAL CORPORATION
                       STATEMENT OF ASSETS AND LIABILITIES
                             As at December 31, 1997


                                     ASSETS
Investment in securities, at value
    (identified cost $18,481,301) (Note A) ...................     $ 22,123,153
Cash .........................................................           16,084
Vista U.S. Government Money Market Fund ......................          748,016
Investment in real estate (cost $100,000) ....................           50,000
Receivables:
    Investment securities sold ...............................              144
    Dividends and interest ...................................          127,475
    Other ....................................................            1,106
Prepaid Pension Cost .........................................           24,255
Prepaid Insurance ............................................            6,542
                                                                   ------------
Total assets .................................................     $ 23,096,775
                                                                   ------------

                                   LIABILITIES

Distribution payable to shareholders .........................     $  2,125,000
Payables:
    Investment securities purchased ..........................          331,156
    Accrued expenses and other liabilities ...................           79,078
                                                                   ------------

Total liabilities ............................................     $  2,535,234
                                                                   ------------

                                   NET ASSETS

Common Stock, authorized 10,000,000 shares,
    outstanding 2,500,000 shares, $1 par value each ..........     $  2,500,000
Paid in capital ..............................................       17,722,718
Excess of distributions over accumulated net investment loss .       (6,544,699)
Excess of net realized gain on investments over distributions         3,291,670
Unrealized appreciation of investments .......................        3,591,852
                                                                   ------------

Net assets ...................................................     $ 20,561,541
                                                                   ------------

Net assets per outstanding share .............................     $       8.22
                                                                   ------------



         The accompanying notes are an integral part of these statements

                          STERLING CAPITAL CORPORATION
                             STATEMENT OF OPERATIONS
                      For the year ended December 31, 1997


Investment income and expenses:
    Interest .................................................          $358,566
    Dividends ................................................           389,450
                                                                        --------
Total income .................................................          $748,016

 Expenses (Notes C, D and E):
    Officers' salaries .......................................          $171,250
    Office salaries ..........................................            68,648
    Custodian fees and expenses ..............................            60,812
    Directors' fees and expenses .............................            46,275
    Pension plan .............................................            45,492
    Payroll taxes, fees and employee benefits ................            44,760
    Transfer agent and registrar fees ........................            25,462
    Equipment rentals ........................................            25,167
    Rent and Electric ........................................            23,503
    Legal, audit and professional fees .......................            21,851
    Insurance ................................................             7,850
    American Stock Exchange listing fee ......................             7,500
    Federal, state and local taxes ...........................             5,896
    Miscellaneous ............................................             4,469
                                                                        --------
      Total expenses .........................................          $558,935
                                                                        --------
Net investment income ........................................          $189,081
                                                                        --------








                                   (continued)



         The accompanying notes are an integral part of these statements


                          STERLING CAPITAL CORPORATION
                        STATEMENT OF OPERATIONS-continued
                      For the year ended December 31, 1997


Net investment income (from previous page) ...................        $  189,081
                                                                      ----------
Net gain on investments  (Notes A and B):
   Realized gain from securities transactions:
      Proceeds from sales ....................................        $7,768,143
      Cost of securities sold ................................         5,707,927
                                                                      ----------
      Net realized gain ......................................        $2,060,216
                                                                      ----------

    Unrealized appreciation of investments:
    Beginning of period ......................................        $3,446,712
    End of period ............................................         3,591,852
                                                                      ----------
    Net increase in unrealized appreciation ..................        $  145,140
                                                                      ----------

Net realized and unrealized gain on investments ..............        $2,205,356
                                                                      ----------

Net increase in net assets resulting from operations .........        $2,394,437
                                                                      ----------







         The accompanying notes are an integral part of these statements

                            STERLING CAPITAL CORPORATION
                         STATEMENT OF CHANGES IN NET ASSETS
             For the years ended December 31, 1997 and December 31, 1996



                                                               Year ended
                                                      December 31,      December 31,
                                                         1997              1996
                                                     ------------      ------------
From investment activities:
  Net investment income ........................     $    189,081      $    148,887
  Net realized gain from securities transactions        2,060,216           869,485
  Net change in unrealized appreciation ........          145,140         1,691,663
                                                     ------------      ------------

Increase in net assets derived from
  investment activities ........................        2,394,437         2,710,035

Distributions to shareholders (Note F) .........       (2,217,500)       (1,055,000)

Net Assets:
  Beginning of year ............................       20,384,604        18,729,569
                                                     ------------      ------------

  End of year ..................................     $ 20,561,541      $ 20,384,604
                                                     ------------      ------------








         The accompanying notes are an integral part of these statements

                          STERLING CAPITAL CORPORATION
                          NOTES TO FINANCIAL STATEMENTS
                             As at December 31, 1997

Note A - Significant Accounting Policies

         Sterling Capital Corporation (the "Corporation") (formerly known as The Value Line Development Capital Corporation) is registered under the Investment Company Act of 1940, as amended (the "Act"), and is a diversified, closed-end investment company. The Corporation operates exclusively as an internally managed investment company whereby its own officers and employees, under the general supervision of its Board of Directors, conduct its operations. The following is a summary of significant accounting policies consistently followed, in all material respects, by the Corporation in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

(1) Security Valuation

         Investments in securities traded on a national securities exchange (or reported on the NASDAQ national market) are valued at the last reported sales price on the day of valuation; other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the last quoted bid price, except for short positions and call options written, for which the last quoted asked price is used. Corporate commercial paper is valued at cost, which approximates market value. Investments in real estate are valued at fair value as determined by the Board of Directors.

(2) Federal Income Taxes

         The Corporation's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the "Code") that are applicable to regulated investment companies and to distribute substantially all its taxable income to its shareholders.

         The Corporation for the fiscal year ending December 31, 1997 was a "personal holding company" under the Code, since five or fewer shareholders own directly or indirectly more than 50% in value of the Corporation's outstanding stock, and more than 60% of the Corporation's adjusted ordinary income was "personal holding company income". As a personal holding company, the Corporation will be subject to penalty taxes unless it distributes to its shareholders an amount at least equal to its otherwise undistributed personal holding company income, net of appropriate deductions applicable thereto. The Corporation did not have any undistributed personal holding company income for the year ended December 31, 1997. Personal holding company income does not include the excess, if any, of net realized long-term capital gains over net realized short-term capital losses, less any Federal income tax attributable to such excess. The Corporation has considered methods of minimizing the possible tax impact of being a personal holding company, and if appropriate, will make sufficient distributions to shareholders so that the Corporation will not be subject to such penalty tax.

(3) Securities Transactions

         Securities transactions are accounted for on the date the securities are purchased or sold (trade date), dividend income is recorded on the ex-dividend date and interest income is accrued as earned. Gains and losses from securities transactions were computed on the identified cost basis.

(4) Distributions to Shareholders

         Dividends to shareholders are recorded on the dividend declaration date.

5) Use of Estimates

         The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Note B - Securities Transactions

         The following summarizes all securities transactions by the Corporation for the year ended December 31, 1997:

Purchases (includes $30,550,000 of short term
    corporate commercial paper).....................         $41,268,258
Sales (includes $29,000,000 of short term
    corporate commercial paper) ....................         $36,002,287

         Net gain on investments for the year ended December 31, 1997 was $2,205,356. This amount represents the net increase in value of investments held during the period. The components are as follows:

                   Long transactions ........................      $2,205,356
                                                                   ----------
                   Net gain on investments ..................      $2,205,356
                                                                   ----------

         Gross unrealized gains and losses in the Corporation's portfolio of investments amounted to $4,346,761 and $754,909, respectively, as at December 31, 1997.

Note C - Rent

         The Corporation sublets a portion of office space at 635 Madison Avenue, New York, NY, from Windy Gates Corporation ("Windy Gates"), a corporation controlled by Walter Scheuer, the Chairman of the Board of Directors and principal shareholder of the Corporation. The term of the Windy Gates lease expires on June 30, 2004. The term of the sublease to the Corporation expires on June 30, 2004. The annual rental obligation of these premises is being allocated between the Corporation and Windy Gates on the basis of each such party's use of this space. The Corporation's current net annual expense for this space is approximately $22,500.

Note D - Other Transactions with Affiliates

         Aggregate remuneration paid or accrued by the Corporation for the year ended December 31, 1997 to certain persons who were "affiliated persons" within the meaning of the Act, was as follows:

                  Officers' salaries ..............................     171,250
                  Amount paid or accrued under Pension Plan .......      30,395
                  Directors' fees .................................      44,500

         Incident to the sublease arrangements for office space at 635 Madison Avenue referred to in Note C above, Mr. Scheuer and the Corporation, have allocated certain of the expenses incurred in connection with each of such party's use of various services located thereat, including office equipment and secretarial, administrative and internal accounting personnel. For the year ended December 31, 1997, Mr. Scheuer and the Corporation paid or accrued approximately $503,000 and $97,000, respectively, in connection with the allocation of expenses incurred with respect to the use of such services. In addition, during the period certain persons who are also officers of the Corporation rendered services to Mr. Scheuer personally for which they received compensation from Mr. Scheuer.

Note E - Pension Plan

         The Corporation has a defined benefit pension plan covering substantially all of its employees', other than Union employees and part-time employees. The benefits are based on years of service and the employee's compensation. The Corporation's funding policy is to contribute annually the maximum amount that can be deducted for Federal income tax purposes. Contributions are intended to provide not only for benefits attributed to service to date but also for those expected to be earned in the future.

         The following table sets forth the plan's funded status and amounts recognized in the Corporation's statement of assets and liabilities at December 31, 1997:

  Actuarial present value of benefit obligations:
    Accumulated benefit obligations, including
    vested benefits of $265,058 ..............................     ($267,363)
                                                                   ---------

  Projected benefit obligation for service rendered to date ..      (376,153)
  Plan assets at fair value ..................................       291,767
                                                                   ---------
  Projected benefit obligation in excess of plan assets ......       (84,386)
  Prior service costs ........................................        42,330
  Unrecognized net loss (gain) from past experience different
     from that assumed and effect of changes in assumptions ..       (38,563)
  Unrecognized net transition obligation at January 1, 1997,
     being recognized over 25 years ..........................       104,874
  Accrued pension expense ....................................             0
                                                                   ---------
  Prepaid pension cost included in other assets ..............        24,255
                                                                   ---------

  Net pension cost for 1997 included the following components:
  Service cost - benefits earned during the period ...........     $  27,359
  Interest cost on projected benefit obligation ..............        19,260
  Actual return on plan assets ...............................       (35,074)
  Net amortization and deferral ..............................        23,694
                                                                   ---------

  Net periodic pension cost ..................................     $  35,239
                                                                   ---------

         The weighted average discount rate and rate of increase in future compensation levels used in determining the actuarial present value of the projected benefit obligation were 6.0% and 3.0% respectively. The expected long-term rate of return on assets was 8.0%.

Note F- Distributions to Shareholders

         On September 10, 1997 the Corporation paid a cash distribution of $.037 per share to shareholders of record at the close of business on August 27, 1997. The entire amount of the distribution represents a distribution of net capital gains and "investment company taxable income" to shareholders realized by the Corporation during 1996 that was not previously distributed to shareholders. The Corporation believes that the entire amount of the distribution should be treated as a distribution of net capital gains and "investment company taxable income" to shareholders and for Federal income tax purposes is taxable to calendar year shareholders in 1997 even though the distribution represented net capital gains and "investment company taxable income" realized by the Corporation during 1996. The Board of Directors determined that of the aggregate amount of the distribution ($92,500), $23,015 be considered a charge on the Corporation's books against net investment income and $69,485 be considered a charge on the Corporations books against net realized gains. Detailed information with respect to the distribution has been provided to each shareholder.

         On January 22, 1998 the Corporation paid a cash distribution of $.85 per share to shareholders of record at the close of business on December 30, 1997. The Corporation believes that the entire amount of the distribution should be treated as a distribution of net capital gains and "investment company taxable income" to shareholders and for Federal income tax purposes was taxable to calendar year shareholders in 1997 even though the distribution was paid to shareholders in 1998. The Board of Directors determined that of the aggregate amount of the distribution ($2,125,000), $136,518 be considered a charge on the Corporation's books against net investment income and $1,988,482 be considered a charge on the Corporation's books against net realized gains. Detailed information with respect to the distribution has been provided to each shareholder.

                          STERLING CAPITAL CORPORATION
                            SUPPLEMENTARY INFORMATION
                             As at December 31, 1997


Selected data for each share of capital stock outstanding throughout each year:


                                                                               Year Ended December 31
                                                    ------------------------------------------------------------------------
                                                     1997             1996             1995             1994           1993
                                                    ------           ------          -------           ------         ------

Investment income .........................         $  .30          $   .27          $   .39          $   .38         $  .36
Expenses ..................................            .22              .21               25              .28            .24
                                                    ------          -------          -------          -------         ------
Net investment income ....................             .08              .06              .14              .10            .12

Distributions of net realized
capital gains .............................           (.82)            (.36)            (.53)               -           (.67)

Distributions of net investment income                (.06)            (.06)            (.15)            (.08)          (.15)

Net realized gain (loss) and increase
(decrease) in unrealized appreciation..                .87             1.02             1.16             (.68)          1.08
                                                    ------           ------          -------           ------         ------

Net increase (decrease) in net asset value             .07              .66              .62             (.66)           .38
Net asset value:
   Beginning of period ....................           8.15             7.49             6.87             7.53           7.15
                                                    ------           ------          -------           ------         ------
   End of period  .........................         $ 8.22           $ 8.15          $  7.49           $ 6.87         $ 7.53
                                                    ======           ======          =======           ======         ======

Ratio of expenses to average net assets .              2.6%             2.6%            3.4%              3.8%           3.1%

Ratio of net investment income to
average net assets ........................             .9%              .8%            1.8%              1.3%           1.6%

Portfolio turnover  .......................             40%              57%             51%               77%            95%

Number of shares outstanding at end
of year (in 000's)  .......................          2,500            2,500           2,500             2,500          2,500

